                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     SEPTEMBER 20, 2000 (SEPTEMBER 5, 2000)




                              PLUS SOLUTIONS, INC.
                              (Name of Registrant)




            NEVADA                    000-28331               88-0412455
(State or other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization)       File Number)        Identification Number)




              14677 MIDWAY ROAD, SUITE 206, ADDISON, TEXAS, U.S.A.
                    (Address of principal executive officers)


                                      75001
                                   (Zip Code)




                                  972-687-0090
                         (Registrant's telephone number,
                              including area code)




       6436 LABURNUM STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6M 3S9
                (Former address of principal executive offices)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.
ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         On September 5, 2000, Plus Solutions, Inc., a Nevada corporation, closed the Agreement and Plan of Merger we entered into with PLSO Acquisition, Inc., our wholly-owned subsidiary and a Delaware corporation, and Advanced Technology Solutions Integrators, Inc., a Delaware corporation ("ATSI"). Pursuant to the merger agreement, ATSI merged with PLSO Acquisition and became our wholly-owned subsidiary. As consideration for the merger, the stockholders of ATSI received approximately one-tenth (0.10) of a share of our Series B Preferred Stock, par value $0.001 per share, for each share of ATSI common stock they owned at the time of the merger. Each share of Series B Preferred Stock may be converted into 88.361107 shares of our common stock and, until such conversion, shares of Series B Preferred Stock vote with our common stock as a single voting class regarding all matters submitted for a vote of holders of our common stock. As a result, the former stockholders of ATSI can be deemed to own approximately 63.6 percent of the outstanding shares of our common stock. In addition, the merger agreement required us to name Paul Harkins, the previous President and Chief Executive Officer of ATSI, as a director of Plus Solutions.

         Shares of our Series B Preferred Stock rank superior with respect to dividends and distributions upon liquidation to our common stock and are of equivalent rank with shares of our Series A Preferred Stock. Upon liquidation of Plus Solutions, holders of shares of Series B Preferred Stock are entitled to receive $1,000 per share before any amount is paid to holders of shares of our stock that rank junior to the Series B Preferred Stock. Holders of our Series B Preferred Stock may receive dividends when dividends are directed to be paid by our board of directors and dividends with respect to shares of our stock that rank junior to the Series B Preferred Stock may not be paid unless a equal amount per share is paid to holders of the Series B Preferred Stock.

         Shares of Series B Preferred Stock may be converted into shares of our common stock. Until September 5, 2004, holders of our Series B Preferred Stock may convert each share of Series B Preferred Stock into the greater of (1)
88.361107 shares of our common stock or (2) the Adjusted Conversion Amount. The Adjusted Conversion Amount is equal to the quotient of (1) the product of the total number of shares of our common stock then outstanding, not including any shares of our common stock issued pursuant to an Approved Issuance, multiplied by 2.225807; divided by (2) 1,053,819. An Approved Issuance is any issuance of our common stock that is approved by our board of directors and the holders of a majority of the votes represented by our Series B Preferred Stock. After September 5, 2004, holders of our Series B Preferred Stock may only convert each share of Series B Preferred Stock into 88.361107 shares of our common stock. Shares of our Series B Preferred Stock will be automatically converted into shares of our common stock if (1) our common stock is listed on a major stock exchange and (2) the closing market price of our common stock exceeds $10.00 for 20 trading days on such exchange.

         Holders of shares of our Series B Preferred Stock are entitled to vote with respect to any matter submitted to holders of our common stock, including the election of our directors. Shares of Series B Preferred Stock vote as a single voting class with shares of our common stock, with each share of Series B Preferred Stock entitled to cast a number of votes equal to the number of shares of common stock into which a share of Series B Preferred Stock is then convertible.

         In the merger agreement, Plus Solutions and ATSI made representations and warranties to each other typical in similar agreements, which representations and warranties survive indefinitely after the closing of the merger agreement.

         After the closing of the merger agreement, Plus Solutions and ATSI merged their existing operations, business plans and business strategies of Plus Solutions and the new board of directors named Paul Harkins and President and Chief Executive Officer of Plus Solutions and Max Golden as Vice President and Chief Financial Officer. Michael Elam, the previous Chief Technology Officer of ATSI, was named Vice President and Chief Technology Officer


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

         Because of the effective ownership of more than a majority of the outstanding shares of our common stock by the previous stockholders of ATSI, we believe that the acquisition of ATSI caused a change of control of Plus Solutions upon the closing of the merger agreement.

ITEM 5.     OTHER EVENTS.

         As a result of the changes in our business plan and strategy, the effective ownership of our common stock, and our management as a result of the merger with ATSI, we believe certain disclosures made in our annual report on Form 10-KSB filed December 1, 2001 are no longer accurate. We have provided information in this report that updates such prior disclosures to reflect the business plan and strategy, ownership of our common stock, and management after completion of the merger with ATSI. To avoid confusion, we will refer to Plus Solutions after giving effect to the acquisition of ATSI as the "Company".

                        BUSINESS AND PLAN OF DEVELOPMENT

         Following the merger with ATSI, the Company merged its existing operations, business plan and business strategy with that of ATSI. The business description that follows describes the business and plan of development of the Company after giving effect to the merger.

         We are a development-stage company that provides automated business information, lending processing and related products and services to lenders, financial service firms and insurance companies. We have developed ExpressOrder, a global e-commerce platform that enables various participants in the consumer and small business finance industry to conduct transactions on the Internet.

         Plus Solutions was incorporated in Nevada in September 1998. The Company's principal executive offices are located at 14677 Midway Road, Suite 206, Addison, Texas 75001. The phone number of the Company is 972-687-0090.

REAL ESTATE FINANCE INDUSTRY

         The real estate finance industry represents a total principal amount of over $1.4 trillion originated loans. Currently, the majority of loans are processed utilizing conventional property appraisals generated by individual appraisers that personally inspect the property, determine and evaluate comparable properties and prepare a final appraiser's report. The current cost of a property appraisal is between $250.00 and $325.00. The cost of an automated appraisal such as the Home Value Explorer ranges from $21.00 to $40.00. Automated appraisals are becoming increasingly utilized to supplement the real estate lending process because they reduce costs, reduce time expenditure and reduce the risk of fraud.

PLAN OF DEVELOPMENT AND BUSINESS STRATEGY

         The Company is a development-stage company and has not had significant operations or revenues to date. Although we have already entered into several contracts and anticipate receiving revenues from operations during the fourth quarter of 2001, we also intend to seek financing to expand our operations and marketing efforts. If such financing is not made available to us, we may not be able to implement our plan of development and business strategy. Even if such financing is made available, we must successfully implement our plans to develop our business and implement our business strategy.

         FORGE STRATEGIC ALLIANCES WITH PARTNERS THAT ENHANCE THE QUALITY OF OUR SERVICES. We will seek out value added alliances with partners that enable us to reach new markets, enhance the quality of our services, or provide additional products and services for our company to market. We currently have several such initiatives where we are exploring the benefits and opportunities to the company.

         The Company is an authorized reseller of the Home Value Explorer(sm) technology developed by the Federal Home Loan Mortgage Corporation (commonly known to as "Freddie Mac") through a


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contractual relationship with Advanced Financial Solutions Group, Inc. Home
Value Explorer is differentiated from other products in the automated valuation market by its ability to provide complete national coverage. Home Value Explorer covers more than 2,746 counties, including all 50 states plus the District of Columbia. Furthermore, Home Value Explorer is rigorously tested and is actually used by Freddie Mac in its own daily operations.

         In addition, the Company has entered into an exclusive marketing relationship for credit and decision management technology with a wholly owned subsidiary of American Management Systems, Inc., NetCredit, Inc. NetCredit represents an extension of American Management Systems credit management (ACAPS Enterprise(R), BureauLink(R)) and decision support (Strata Enterprise(R)) technology that is used by many large lending institutions in North America.

         The Company has entered into an agreement with Akcelerant Software LLC to market its automated collection software, CollectAnywhere. CollectAnywhere is a web enabled delinquent account management software solution that is an integrated suite of tools for managing the collection process. By utilizing Internet technology, CollectAnywhere allows complete management of vendors, clients, and collectors with respect to each delinquent account.

         The Company has been a member of the IBM PartnerWorld Software program since March 2000. We believe this program offers several advantages, including limited co-branding opportunities with IBM, access to market and technical research, and access to hardware and equipment expertise.

         TARGET CUSTOMERS IN THE REAL ESTATE FINANCE INDUSTRY. We intend to target mortgage aggregators, mortgage brokers, banks, insurance and credit card companies, as well as various industry trade organizations and associations. We believe many will benefit from a reliable, robust, automated, scalable solution such as ExpressOrder, as well as our other products. We have tested the ExpressOrder platform and its ability to reliably deliver the products contained on the platform.

         DEVELOP A STRONG INTERNAL MARKETING TEAM. We intend to develop a strong internal marketing team to market our products and solutions in North America. We will also supplement this effort by engaging independent contractors to broaden our market penetration. Finally, we will enter various strategic partner and business relationships, including affiliated marketing relationships.

         USE SELECTED ADVERTISING. We will utilize targeted advertising, such as print advertising in industry publications to market our products and to develop awareness of the ExpressOrder brand. Such advertising, it is anticipated, will highlight the competitive advantages of our products, our customer service program, diversity of services and brand awareness of ExpressOrder. We will use an Internet site to assist our marketing efforts and provide information on the company. We will also utilize a limited public relations campaign and attempt to arrange media coverage of our products and solutions at industry conferences and trade shows.

         CONTINUE THE DEVELOPMENT OF EXPRESSORDER(TM). We will continue to develop and improve our ExpressOrder platform. We anticipate that such continued development and improvement will be critical to maintaining a competitive advantage over our competitors and providing maximum value to our customers.

         TARGET CUSTOMERS WHICH PAY FOR SERVICES IMMEDIATELY. We intend to market our product so that it is paid for as it is used. In most cases this will be done via credit card payments. In certain limited cases, we may extend credit to select customers.

EXPRESSORDER

         The Company originally developed ExpressOrder to enable organizations to reduce processing and transaction costs associated with reoccurring purchase and sale orders across an entire organization. It was designed to provide management reports and to establish multiple authorization

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levels for various users. The ExpressOrder environment utilized the World Wide
Web and was designed be customized on a case by case basis to fit individual client needs.

         The Company has taken the original core architecture of ExpressOrder and modified it to fit our new business direction as a result of acquiring ATSI. We have added certain enhancements to ExpressOrder that will allow us to better serve the financial services sector.

         ExpressOrder will serve as a common access platform that we will offer products and services from third parties to our customers. This will be the primary focus of the Company and its use of ExpressOrder. We ultimately envision a wide array of products, related to the lending process, available through ExpressOrder.

         The benefits ExpressOrder will offer our customers include:

         o     Ease of use, point and click solutions.

         o     Rapid implementation to existing customer's infrastructure.

         o Quality products and services from credible third party service providers.

         o     Meaningful management reports to monitor business.

         o     Customer service and support program.

         However, the Company has retained the original architecture of ExpressOrder and believes there may be additional opportunities in the future.

CUSTOMER SERVICE, TRAINING AND SUPPORT

         We believe that customer satisfaction will be essential to our long-term success and we intend to offer comprehensive customer assistance programs. Our technical support will provide dependable and timely resolution of customer technical inquiries and will be available to customers by telephone, over the Internet or by electronic mail. We will offer complete education and training to our customers and partners to develop the knowledge and skills to successfully use our services.

RESEARCH AND DEVELOPMENT

         Substantially, all of the research and development costs regarding ExpressOrder have been outsourced to various consultants. We estimate that the Company incurred total development costs related to ExpressOrder of approximately $191,000, in addition to the devotion of substantial management resources as well. We believe Version 1.0 of ExpressOrder is substantially complete and further resources devoted to research and development will be used to make ongoing enhancements to ExpressOrder in response to market needs or to meet new market opportunities. We intend to continue to outsource such developments to consultants as well as have our own staff make modifications in some circumstances.

         We cannot be sure that continuing the development or making enhancements of ExpressOrder will make ExpressOrder successful in the marketplace. Further, despite input by customers and our internal quality control, errors could be found in ExpressOrder that we may not have anticipated. We may not be able to correct these errors in a timely and cost effective manner. If we are not able to further develop or enhance our services in a timely and cost effective basis, or if these new developments or enhancements do not have the features or quality necessary to make them successful in the marketplace, our business could be seriously harmed.

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         In addition, where we have entered into marketing or reseller arrangements with other firms; we may be at risk to those firms' abilities to support and operate their products. This potentially includes their ability to make timely and cost effective error corrections, provide product enhancements to meet market conditions, to have the necessary financial resources to undertake the support and promotional activities required to support the product.

COMPETITION

         The core market for our services is dynamic, evolving and competitive along with being subject to rapidly changing technology, regulatory and governmental change. Competition is likely to result in reduced gross margins and a greater premium put on customer service. Any increase in these factors could impair our ability to perform. Competitors vary in size, scope and breadth of products. Many already have significant numbers of clients. We believe our primary competitors will be Trans Union LLC, DataQuick, Inc., First American Real Estate Solutions, Inc., and Basis 100 Corporation. We also envision we could encounter competition from Freddie Mac or the Federal National Mortgage Association (commonly known as "Fannie Mae") if they elect to redefine their marketing strategies. Finally we expect competition from other established and emerging companies.

         The principal competitive factors we believe could impact our market include:

         o     Existing customer base and contractual arrangements

         o     Governmental regulation on state and federal level

         o     Capabilities, quality and performance of products and services

         o Our ability to configure and improve products and services in a timely manner based on customer and market demands

         o     Requirements of our customers

         o     Satisfactory customer service

         o     Capabilities of our core technologies

         o     The national economy

         Although we believe that our services and products will compete favorably with respect to these factors, our products are new, the market is evolving, and change, we believe, is inevitable. Even if we are competitive, we may not be able to maintain our competitive positions against correct and potential future competitors. This will be particularly so with those with significantly greater financial, marketing, technical, support and other resources.

         Many of our competitors have longer operating histories, greater financial, marketing and technical resources, greater name recognition and a large base of existing clients. They have established relationships with their clients that may make it far easier to introduce new products and secure additional business. Finally, it is possible that new alliances or relationships may develop between our competitors providing additional barriers to entry in the marketplace, greater competition, and improve their ability to capture and secure a greater market share.

INTELLECTUAL PROPERTY AND OTHER PROPRIETARY RIGHTS

         We will depend on our ability to develop and maintain the proprietary aspects of our technology. To protect our technology, we will rely upon a combination of contractual provisions, confidentiality procedures, trade secrets, copyright and trademark laws, and patents.

         We will license or allow utilization of ExpressOrder rather than sell the technology. We will require our customers to enter into agreements, which impose restrictions on their ability to utilize the technology. In addition, we will avoid disclosures of our trade secrets through a number of means including, but not limited to, requiring those persons with access to our proprietary information to execute confidentiality agreements with us, and restricting access to our software code. We will attempt to protect our software, documentation, and other written materials under trade secret and copyright laws, which afford only limited protection. We cannot be sure that any of our proprietary rights will be successfully protected since the validity, enforceability, and protection of proprietary rights in Internet-related industries are still evolving.

         We rely upon technology and services that either license or secure from third parties. If any unable to license or secure these services on commercially reasonable terms, our business may be harmed unless equivalent technology or services may be obtained, developed and integrated in a timely manner.

         We intend to trademark ExpressOrder in the United States and other countries. These trademark applications are subject to review by applicable government authorities, may be opposed by private parties, and may not be approved by such authorities.

         Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy aspects of our products or to obtain and use information we regard as proprietary. Policing unauthorized use of our products is difficult, and while we are unable to determine the extent to which piracy of our software products exists, software piracy can be expected to be a persistent problem. In addition, the laws of some foreign countries do not protect our proprietary rights to the same extent of the laws of the United States. Finally, our competitors may independently develop similar technology, duplicate our products or design around our intellectual property.

         There has been a substantial amount of litigation in the software and Internet industries regarding intellectual property rights. It is possible that in the future third parties may claim that we, or our current or future developers, have infringed on their intellectual property rights. We expect software developers and providers will be increasingly subject to infringement claims. Any such claims, whether or not they have merit, could result in costly litigation, cause development delays or cause us to enter into royalty or licensing agreements. Such agreements may not be available on commercially reasonable terms, which could cause serious harm to the business.

EMPLOYEES

         As of September 20, 2001 we had 6 employees. Our principal executive offices are in Addison, Texas. None of our employees are represented by a collective bargaining agreement and we have never experienced a work stoppage. We consider our relations with our employees to be good.

         Our future operating results depend in significant part on the continued service of our senior management personnel. Our future success will also depend on attracting and retaining highly qualified technical, marketing and management personnel. There is no assurance we will be able to retain our key personnel or attract highly qualified personnel in the future.

BUSINESS LOCATIONS

         The company's principal executive offices are located at 14677 Midway Road, Suite 206, Addison, Texas 75001. Our telephone number is 972-687-0090. At this location we lease approximately 1300 square feet. The company also has employees located in Tuxedo Park, New York and Charlotte, North Carolina.



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                             PRINCIPAL STOCKHOLDERS

       As of the close of business on September 20, 2001, we have issued and outstanding 39,635,000 shares of our common stock. The following table shows information concerning the ownership of our common stock as of September 20, 2001 by: (a) each current director, including the new director named after the closing of the merger with ATSI, (c) each current officer, including the new officers named after the closing of the merger with ATSI, (d) each person we know to own more than 5% of the shares of our common stock; and (d) all of the current directors and officers and as a group.



                                                                     NUMBER OF SHARES OF       PERCENT OF SHARES
                                                                        COMMON STOCK           OF COMMON STOCK
NAME(1)                                                              BENEFICIALLY OWNED         OUTSTANDING(2)
-------                                                              --------------------      -----------------

Paul Harkins, President and Chief Executive Officer,
         Director (3) ..............................................     57,471,478                  59.2%
Max Golden, Chairman of the Board of Directors, Vice
         President and Chief Financial Officer (4) .................      7,776,732                  19.0%
Michael Elam, Vice President and Chief Technology
         Officer (5) ...............................................      8,836,111                  18.2%
Rita Hunter, Vice President (6) ....................................      1,666,873                   4.2%
Martha Scroggins, Secretary (7) ....................................      2,218,313                   5.6%
David Ballard, Director (8) ........................................      3,498,459                   8.8%
Stephen Gray, Director (9) .........................................        109,000                  *
James Jospe (10) ...................................................     16,019,418                  28.8%
         West Lake Road
         Tuxedo Park, New York 10987
         U.S.A.
Jeffrey London (11) ................................................      4,789,852                  10.8%
         4 Stone Hollow Way
         Armonk, New York 10504
         U.S.A.
Mario Pinto ........................................................      2,655,988                   6.7%
         531 Landsdale, Suite 205
         North Vancouver, British Columbia V7L 2G6
         Canada
All current directors and officers as a group (12) .................     81,576,498                  75.6%

--------------------------

*        Less than one percent.

(1) Unless otherwise set forth, the address of each named person is 14677 Midway Road, Suite 206, Addison, Texas, U.S.A. 75001.

(2) Based upon 39,635,000 shares of our common stock issued and outstanding as of September 20, 2001.

(3) Represents shares that may be acquired upon the conversion of 650,426 shares of Series B Preferred Stock, including 10,416 shares of Series B Preferred Stock held by Mr. Harkins' spouse.

(4) Includes 1,200,000 shares that may be acquired upon the exercise of options.

(5) Represents shares that may be acquired upon the conversion of Series B Preferred Stock that may be acquired upon the exercise of options.

(6) Includes 300,000 shares that may be acquired upon the exercise of options.

(7) Includes 300,000 shares that may be acquired upon the exercise of options.


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(8)      Includes (a) 3,373,459 shares held by Ballard Property Company #1,
         Ltd., which is controlled by Mr. Ballard; (b) 100,000 shares that may be acquired upon the exercise of options; and (c) 25,000 shares that may be acquired upon the exercise of warrants.

(9) Includes 100,000 shares that may be acquired upon the exercise of options.

(10) Represents shares that may be acquired upon the conversion of 181,295 shares of Series B Preferred Stock, including 145,919 shares of Series B Preferred Stock that may be acquired upon the exercise of warrants.

(11) Represents shares that may be acquired upon the conversion of 54,208 shares of Series B Preferred Stock, including 35,190 shares of Series B Preferred Stock that may be acquired upon the exercise of warrants.

(12)     7 persons.

SERIES B PREFERRED STOCK

         There are currently authorized 1,053,819 shares of our Series B Preferred Stock, 721,173 of which are currently issued and outstanding. Shares of our Series B Preferred Stock rank superior with respect to dividends and distributions upon liquidation to our common stock and are of equivalent rank with shares of our Series A Preferred Stock. Upon liquidation of Plus Solutions, holders of shares of Series B Preferred Stock are entitled to receive $1,000 per share before any amount is paid to holders of shares of our stock that rank junior to the Series B Preferred Stock. Holders of our Series B Preferred Stock may received dividends when dividends are directed to be paid by our board of directors and dividends with respect to shares of our stock that rank junior to the Series B Preferred Stock may not be paid unless a equal amount per share is paid to holders of the Series B Preferred Stock.

         Shares of Series B Preferred Stock may be converted into shares of our common stock. Until September 5, 2004, holders of our Series B Preferred Stock may convert each share of Series B Preferred Stock into the greater of (1)
88.361107 shares of our common stock or (2) the Adjusted Conversion Amount. The Adjusted Conversion Amount is equal to the quotient of (1) the product of the total number of shares of our common stock then outstanding, not including any shares of our common stock issued pursuant to an Approved Issuance, multiplied by 2.225807; divided by (2) 1,053,819. An Approved Issuance is any issuance of our common stock that is approved by our board of directors and the holders of a majority of the votes represented by our Series B Preferred Stock. After September 5, 2004, holders of our Series B Preferred Stock may only convert each share of Series B Preferred Stock into 88.361107 shares of our common stock. Shares of our Series B Preferred Stock will be automatically converted into shares of our common stock if (1) our common stock is listed on a major stock exchange and (2) the closing market price of our common stock exceeds $10.00 for 20 trading days on such exchange.

         Holders of shares of our Series B Preferred Stock are entitled to vote with respect to any matter submitted to holders of our common stock, including the election of our directors. Shares of Series B Preferred Stock vote as a single voting class with shares of our common stock, with each share of Series B Preferred Stock entitled to cast a number of votes equal to the number of shares of common stock into which a share of Series B Preferred Stock is then convertible.


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

                                   MANAGEMENT

         The following table sets forth certain information with respect to our current directors and officers regarding whom such information was not included in our annual report for the year ended December 31, 2000:



         NAME                             AGE    POSITION
         ----                             ---    --------


         Paul Harkins                     35     Director, President and Chief Executive Officer

         Michael Elam                     34     Vice President and Chief Technology Officer

         Max Golden, our previous President and Chief Executive Officer, has been named Vice President and Chief Financial Officer by our board of directors. Background information about each of our current directors and officers not included in our annual report for the year ended December 31, 2000 is set forth below:

         Paul Harkins is our President and Chief Executive Officer and a director, positions he has held since September 2001. Prior to serving us, he served as President and Chief Executive Officer of ATSI, which he founded in March 2001. In October 1999, Mr. Harkins founded Lendinghut.com, Inc., a real estate finance Internet portal company, and served as its Chief Executive Officer until March 2001. Before founding Lendinghut, Mr. Harkins had served as the Chief Executive Officer of Prestige Funding Corp., a regional real estate finance company serving New York and Connecticut, since April 1993.

         Michael Elam serves as our Vice President and Chief Technology Officer, a position he has held since September 2001. Prior to joining us, he had served as Chief Technology Officer of ATSI since its founding in March 2001. From August 1997 to March 2001, Mr. Elam was Director of Lender Technology for LendingTree, Inc., which operates the LendingTree.com web site. Prior to working with LendingTree, Mr. Elam was the National Account Manager for the business equipment leasing operations of GE Capital Corp., the financial services subsidiary of General Electric, Inc., from November 1986 to August 1997.

                           FORWARD-LOOKING STATEMENTS

         The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of our control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as "may," "will," "should," "estimates," "predicts," "potential," "continue," "strategy," "believes," "anticipates," "plans," "expects," "intends," and similar expressions are intended to identify forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statement.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Financial Statements of Businesses Acquired

                  The Registrant will provide the financial statements required by of Item 7(a) in an amendment to this report within 60 days of the date that this report is required to be filed.

            (b)   Pro Forma Financial Information

                  The Registrant will provide the financial statements required by of Item 7(b) in an amendment to this report within 60 days of the date that this report is required to be filed.

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

         (c)      Exhibits

                  2.1 Plan and Agreement of Merger dated August 31, 2001 among Plus Solutions, Inc., PLSO Acquisition, Inc. and Applied Technology Solutions Integrators, Inc.

                  4.1 Certificate of Designation of the Series B Preferred Stock of Plus Solutions, Inc.



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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 20, 2001        PLUS SOLUTIONS, INC.


                                 By: /s/ MAX GOLDEN
                                     ------------------------------------------
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

2.1           Plan and Agreement of Merger dated August 31, 2001 among Plus
              Solutions, Inc., PLSO Acquisition, Inc. and Applied Technology
              Solutions Integrators, Inc.

4.1           Certificate of Designation of the Series B Preferred Stock of Plus
              Solutions, Inc.